                                                                 Exhibit 10.27.3

                           AMENDMENT NO. THREE TO THE
              ARTHUR J. GALLAGHER & CO. RESTATED 1988 NONQUALIFIED
                                STOCK OPTION PLAN

     THIS AMENDMENT NO. THREE to the ARTHUR J. GALLAGHER & CO. 1988 NONQUALIFIED STOCK OPTION PLAN (as restated January 22, 1998), dated January 17, 2002, is made by Arthur J. Gallagher & Co., a Delaware corporation (the "Company").

     WHEREAS, the Arthur J. Gallagher & Co. 1988 Nonqualified Stock Option Plan (the "Plan") was adopted by the Company's Board of Directors and approved by the Company's Stockholders in 1988; and

     WHEREAS, the Company's Board of Directors has determined that the Plan should be amended to increase the number of shares of the Company's Common Stock subject to the Plan by 3,000,000 from 30,600,000 to 33,600,000 shares.

     NOW, THEREFORE, in consideration of the foregoing and in order to reflect the approval of the Board of Directors of the Company:

     1. The first sentence of Paragraph 3 of the Plan is hereby amended in its entirety to read as follows:

     "The shares that may be made subject to options under the Plan shall be shares of Common Stock of the Company, one dollar ($1.00) par value ("Common Stock"), and the total shares subject to option and issued pursuant to this Plan shall not exceed, in the aggregate, 33,600,000 shares of the Common Stock of the Company."

     2. Except as expressly amended and supplemented by this Amendment, the Plan is hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the Company has caused its President and Secretary to execute this Amendment No. Two to the Restated Plan as of the 17th day of January, 2002.

                                       ARTHUR J. GALLAGHER & CO.


                                       By:      /s/ J. Patrick Gallagher, Jr.
                                                -----------------------------
                                                J. Patrick Gallagher, Jr.
                                                President
ATTEST:

/s/ Michael J. Cloherty
-----------------------
Michael J. Cloherty
Secretary